Exhibit 10(h)

Contract No. 113416

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)

TRANSPORTATION RATE SCHEDULE DSS

AMENDMENT NO. 1 DATED April 17, 2000

TO AGREEMENT DATED January 15, 1998 (Agreement)

1. [ ] Exhibit A dated April 17, 2000. Changes Primary Receipt Point(s)/Secondary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

2. [X] Exhibit B dated April 17, 2000. Changes Primary Delivery Point(s)/Secondary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3. [ ] Exhibits A and B dated April 17, 2000. Changes Primary Receipt and Delivery Points/Secondary Receipt and Delivery Points. These Exhibits A and B replace any previously dated Exhibits A and B.

4. [ ] Exhibit C dated April 17, 2000. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5. [ ] Revise Agreement MDQ: [ ] Increase [ ] Decrease
In Section 2. of Agreement substitute MMBTU for MMBTU.

[ ] Revise Agreement MAC: [ ] Increase [ ] Decrease

In Section 2. of Agreement substitute MMBtu for MMBtu.

6. [ ] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [ ] NB

7. [ ] The term of this Agreement is extended through _______________________.

8. [ ] Other:____________________________

This Amendment No. 1 becomes effective April 15, 2000.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

Agreed to by:

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Vice President

EXHIBIT B

DATED: April 17, 2000

EFFECTIVE DATE: April 15, 2000

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY

CONTRACT: 113416

DELIVERY POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE LAKE	LAKE	IL	900001	09	53,637
INTERCONNECT WITH NORTH
SHORE GAS COMPANY LOCATED IN
SEC. 12-T44N-R10E, LAKE COUNTY,
ILLINOIS.

2. PGLC/NGPL OAKTON STREET COOK	COOK	IL	904174	09	110,363
INTERCONNECT WITH THE
PEOPLES GAS LIGHT AND COKE
COMPANY ON TRANSPORTER'S
HOWARD STREET LINE IN SEC. 26-
T41N-R13E, COOK COUNTY,
ILLINOIS.

3. PGLC/NGPL CRAWFORD COOK	COOK	IL	904360	09	84,000
INTERCONNECT WITH THE
PEOPLES GAS LIGHT AND COKE
COMPANY AT TRANSPORTER'S
CRAWFORD METER STATION IN
SEC. 34-T39N-R13E, COOK COUNTY
ILLINOIS.

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.